REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 20th day of December, 2006 by and between NexMed, Inc., a Nevada corporation (the “Company”), and the “Purchasers” named in that certain Common Stock and Warrant Purchase Agreement of even date herewith by and between the Company and the Purchasers named on Schedule 1 thereto (the “Purchase Agreement”).

The parties hereby agree as follows:

1. Certain Definitions

As used in this Agreement, defined terms not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement and the following terms shall have the following meanings:

“Effectiveness Deadline” means the earlier to occur of (i) the date which is five (5) days after the Company learns that no review of the initial Registration Statement filed pursuant to Section 2(a) hereof will be made by the staff of the SEC or that the staff has no further comments on such initial Registration Statement, or (ii) if there is a review of such initial Registration Statement by the SEC, one hundred and fifty (150) days after the Closing Date.

“Investor” and “Investors” shall mean the Purchaser(s) identified in the Purchase Agreement and any transferee of the Purchaser(s) who is a permitted assignee of any Registrable Securities or Warrants.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a registration statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such registration statement or document.

“Registrable Securities” shall mean (a) the Shares and the Warrant Shares (without regard to any limitations on beneficial ownership contained in the Warrants) or other securities issued or issuable to each Investor (i) upon exercise of the Warrants, or (ii) upon any distribution with respect to, any exchange for or any replacement of such Shares or Warrants or (iii) upon any conversion, exercise or exchange of any securities issued in connection with any such distribution, exchange or replacement; (b) securities issued or issuable upon any stock split, stock dividend, recapitalization or similar event with respect to the foregoing; and (c) any other security issued as a dividend or other distribution with respect to, in exchange for or in replacement of the securities referred to in the preceding clauses; provided, however, that such securities shall cease to be Registrable Securities when such securities have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction or when such securities may be sold without any restriction pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company’s transfer agent to such effect.

“Registration Statement” shall mean any registration statement filed under the 1933 Act of the Company that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Trading Day” shall mean any day on which the primary market on which the shares of Common Stock are listed is open for trading.

2. Registration.

(a) Registration Statements. Following the closing of the purchase and sale of the Shares and Warrants contemplated by the Purchase Agreement (the “Closing Date”) (but no later than thirty (30) days after the Closing Date), the Company shall prepare and file with the SEC one Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) (which shall include a Plan of Distribution substantially in the form of Exhibit A attached hereto) covering the resale of the Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the Rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. In the event any Registrable Securities are not covered by the Registration Statement, the Company shall promptly amend such Registration Statement or prepare and file with the SEC a new Registration Statement in accordance with the terms hereof in order to cause such Registrable Securities to be covered by a Registration Statement.

(b) Expenses. The Company will pay all expenses associated with each registration, but excluding discounts, commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals.

(c) Effectiveness.

(i) The Company shall use its best efforts to have each Registration Statement declared effective as soon as practicable. In connection therewith, the Company shall respond to all SEC comments on the Registration Statement and file any amendments to the Registration Statement as soon as reasonably practicable following any date on which the SEC furnishes comments to, asks questions of, or requests further information from, the Company or its counsel with respect to the Registration Statement or any part thereof or any document incorporated by reference therein. After any Registration Statement is declared effective by the SEC, the Company shall cause such Registration Statement to remain effective in accordance with the terms hereof, subject to permitted suspension of such effectiveness only for Allowed Delays (as defined below).

(ii) If (1) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the date which is thirty (30) days after the Closing Date (a “Filing Failure”) or (B) not declared effective by the SEC on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (2) on any day after the date the initial Registration Statement filed pursuant to Section 2(a) hereof is declared effective by the SEC sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowed Delay (as defined in Section 2(c)(iii) below) pursuant to such Registration Statement or otherwise (including, without limitation, because of a failure to keep such Registration Statement effective until the end of the Registration Period); to disclose such information as is necessary for sales to be made pursuant to such Registration Statement; to register a sufficient number of shares of Common Stock or to maintain the listing of the shares of Common Stock) (a “Maintenance Failure”), then, as liquidated damages and not as a penalty to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall be the exclusive economic remedy available with respect to Filing Failures, Effectiveness Failures and Maintenance Failures), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount equal to two percent (2.0%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Investor’s Registrable Securities included in such Registration Statement.

(iii) For not more than twenty (20) consecutive Trading Days and for a total of not more than forty five (45) Trading Days in any twelve (12) consecutive month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section not containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay. The duration of the Registration Period will be extended by the number of days of any and all Allowed Delays.

3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a) use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period (the “Registration Period”) that will terminate upon the earlier of (i) the date on which all Registrable Securities, covered by such Registration Statement, as amended from time to time have been sold or (ii) the second anniversary of the Closing Date; provided, however, that if the Company is notified by an Investor at least 10 business days prior to the second anniversary of the Closing Date that such Investor will continue to hold Registrable Securities after such second anniversary date (e.g., such Investor is an Affiliate of the Company and such Registrable Securities may not be sold pursuant to Rule 144(k)) and such Investor agrees to inform the Company promptly when it no longer holds Registrable Securities, the Company shall use its best efforts to cause such Registration Statement to remain continuously effective until such Investor no longer holds Registrable Securities;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

(c) furnish to the Investors such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(d) make reasonable effort to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(e) prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Investors reasonably request in writing and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, or to become subject to any tax in any such state or jurisdiction where it is not otherwise subject;

(f) cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then quoted or listed; and

(g) immediately notify the Investors, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

4. Obligations of the Investors.

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities, that the Investors shall furnish in writing to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of the Registrable Securities held by them, as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request, including, without limitation, a Selling Shareholder Questionnaire in substantially the form attached as Exhibit B hereto. At least ten (10) business days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investors of the information the Company requires from the Investors if the Investors elect to have any of the Registrable Securities included in the Registration Statement. The Investors shall provide such information to the Company at least five (5) business days prior to the first anticipated filing date of such Registration Statement if the Investors elect to have any of the Registrable Securities included in the Registration Statement.

(b) The Investors, by their acceptance of the Registrable Securities, agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless an Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement, in which case the Investor shall be deemed to have waived its rights to have Registrable Securities registered under this Agreement.

(c) The Investors agree that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, the Investors will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investors’ receipt of the copies of the supplemented or amended prospectus filed with the SEC and, if an amendment, declared effective and, if so directed by the Company, the Investors shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investors’ possession of the prospectus covering the Registrable Securities, current at the time of receipt of such notice.

5. Indemnification.

(a) Indemnification by Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law each Investor, its officers, directors, stockholders and employees and each person who controls such Investor (within the meaning of the 1933 Act) against all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorney’s fees) and expenses imposed on such person caused by (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or any preliminary prospectus or any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based upon any information furnished in writing to the Company by such Investor, expressly for use therein, or (ii) any violation by the Company of any federal, state or common law, rule or regulation applicable to the Company in connection with any Registration Statement, Prospectus or any preliminary prospectus, or any amendment or supplement thereto, and shall reimburse in accordance with subparagraph (c) below, each of the foregoing persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claims. The foregoing is subject to the condition that, insofar as the foregoing indemnities relate to any untrue statement, alleged untrue statement, omission or alleged omission made in any preliminary prospectus or Prospectus that is eliminated or remedied in any Prospectus or amendment or supplement thereto, the above indemnity obligations of the Company shall not inure to the benefit of any indemnified party if a copy of such corrected Prospectus or amendment or supplement thereto had been made available to such indemnified party and was not sent or given by such indemnified party at or prior to the time such action was required of such indemnified party by the 1933 Act and if delivery of such Prospectus or amendment or supplement thereto would have eliminated (or been a sufficient defense to) any liability of such indemnified party with respect to such statement or omission. Indemnity under this Section 5(a) shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the permitted transfer of the Registrable Securities.

(b) Indemnification by Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney’s fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto and that such information was substantially relied upon by the Company in preparation of the Registration Statement or Prospectus or any amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of all the Registrable Securities sold by such indemnified party which were covered by the relevant Registration Statement or Prospectus contained therein.

6. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the holders of a majority of the Registrable Securities.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

(c) Assignments and Transfers by Investor. This Agreement and all the rights and obligations of the Investors hereunder may not be assigned or transferred to any transferee or assignee except to a holder of Registrable Securities or Warrants which is a permitted assignee pursuant to the assignment provisions of such instruments.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company without the prior written consent of the holders of a majority of the Registrable Securities, except that without the prior written consent of such Investors, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms to the fullest extent permitted by law.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

[REMAINDER OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Company:
NEXMED, INC.

By: /s/ Mark Westgate
Name: Mark Westgate
Title: Vice President and Chief Financial Officer

The Investors:

SOUTHPOINT MASTER FUND, LP

By: Southpoint GP, LP, its general partner

By: Southpoint Capital Advisors LLC, its general partner

By:/s/
Name: Robert W. Butts
Title: Member

RA CAPITAL BIOTECH FUND, L.P.

By: RA Capital Management, LLC, its general partner

By: /s/
Name:
Title:

EXHIBIT A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling security holders. Sales of shares may be made by selling security holders, including their respective donees, transferees, pledgees or other successors-in-interest directly to purchasers or to or through underwriters, broker-dealers or through agents. Sales may be made from time to time on the Nasdaq National Market, any other exchange upon which our shares may trade in the future, in the over-the-counter market or otherwise, at market prices prevailing at the time of sale, at prices related to market prices, or at negotiated or fixed prices. The shares may be sold by one or more of, or a combination of, the following:

-
a block trade in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction (including crosses in which the same broker acts as agent for both sides of the transaction);

-	purchases by a broker-dealer as principal and resale by such broker-dealer, including resales for its account, pursuant to this prospectus;

-	ordinary brokerage transactions and transactions in which the broker solicits purchases;

-	through options, swaps or derivatives;

-	in privately negotiated transactions;

-	in making short sales entered into after the date of this prospectus or in transactions to cover such short sales; and

-	put or call option transactions relating to the shares.

The selling security holders may effect these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. These broker-dealers may receive compensation in the form of discounts, concessions or commissions from the selling security holders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principals, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions). The selling security holders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities.

The selling security holders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with those transactions, the broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with the selling security holders. The selling security holders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery of shares offered by this prospectus to those broker-dealers or other financial institutions. The broker-dealer or other financial institution may then resell the shares pursuant to this prospectus (as amended or supplemented, if required by applicable law, to reflect those transactions).

The selling security holders and any broker-dealers that act in connection with the sale of shares may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act of 1933, and any commissions received by broker-dealers or any profit on the resale of the shares sold by them while acting as principals may be deemed to be underwriting discounts or commissions under the Securities Act. The selling security holders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against liabilities, including liabilities arising under the Securities Act. We have agreed to indemnify each of the selling security holders and each selling security holder has agreed, severally and not jointly, to indemnify us against some liabilities in connection with the offering of the shares, including liabilities arising under the Securities Act.

The selling security holders will be subject to the prospectus delivery requirements of the Securities Act. We have informed the selling security holders that the anti-manipulative provisions of Regulation M promulgated under the Securities Exchange Act of 1934 may apply to their sales in the market.

Selling security holders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

Upon being notified by a selling security holder that a material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required pursuant to Rule 424(b) under the Securities Act, disclosing:

-	the name of each such selling security holder and of the participating broker-dealer(s);

-	the number of shares involved;

-	the initial price at which the shares were sold;

-	the commissions paid or discounts or concessions allowed to the broker-dealer(s), where applicable;

-	that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

-	other facts material to the transactions.

In addition, if required under applicable law or the rules or regulations of the Commission, we will file a supplement to this prospectus when a selling security holder notifies us that a donee or pledgee intends to sell more than 500 shares of common stock.

We are paying all expenses and fees in connection with the registration of the shares. The selling security holders will bear all brokerage or underwriting discounts or commissions paid to broker-dealers in connection with the sale of the shares.

EXHIBIT B

NEXMED, INC.

Form of Selling Shareholder Questionnaire

This Questionnaire is being furnished to all of the individuals and entities who hold shares of the Company’s Common Stock and Warrants to purchase shares of the Company’s Common Stock issued in connection with the Common Stock and Warrant Purchase Agreement dated December 20, 2006 between the Company and the Purchasers listed on Schedule 1 thereto (such shares of Common Stock and the shares of Common Stock issuable on the exercise of the Warrants, collectively “the Shares”), that are to be registered for resale under a registration statement on Form S-3 (the “Registration Statement”) to be filed with the Securities and Exchange Commission in connection with the public offering of the Shares by the undersigned (the “Offering”). The Company will rely on the information supplied by you in response to this Questionnaire to prepare such registration statement.

Please Print or Type.

1.	Name of individual or entity:

2.	Address of principal place of business or, if an individual, address of residence

3.	Jurisdiction of formation or incorporation (if the undersigned is an entity):

4.	Telephone and fax numbers:

5.	Contact person:

Shares Purchased in December 20, 2006 Offering

6.	Number of Shares of Common Stock purchased by Purchaser in connection with the December 20, 2006 Common Stock and Warrant Purchase Agreement:

7.	Number of Shares issuable upon the exercise of Warrants purchased in connection with the December 20, 2006 Common Stock and Warrant Purchase Agreement:

8.	Do you wish for all Shares listed in Questions 6 and 7 to be registered for resale in the Registration Statement?

Yes No

Shares held by undersigned other than those Purchased in December 20, 2006 Offering

9.	Number of shares of Common Stock owned by the undersigned, other than those shares purchased in connection with the December 20, 2006 Common Stock and Warrant Purchase Agreement:

10.
Number of shares issuable upon the exercise of warrants owned by the undersigned, other than those Warrants purchased in connection with the December 20, 2006 Common Stock and Warrant Purchase Agreement:

11.	Number of shares of the Company’s Series C 6% Cumulative Convertible Preferred Stock owned by the undersigned:

12.	Number of shares issuable upon conversion of the Company’s 5% Convertible Notes:

13.
Relationship of the undersigned or its affiliates with the Company or its affiliates, other than as a holder of Shares (include any material relationship within the past three years). If “none”, so state:

14.	Are you a member, an affiliate of a member, or a person associated with a member, of the National Association of Securities Dealers, Inc. (the “NASD”)?

Yes No

If the answer to Question 14 is “yes”, state (a) the name of any such NASD member, (b) the nature of your affiliation or association with such NASD member, (c) information as to such NASD member’s participation in any capacity in the offering or the original placement of the Securities.

15.
If you answered “yes” to Question 14 above, please fill out the following table with respect to any purchases from the Company or any of its affiliates in a private placement within twelve months prior to the date hereof (excluding your purchase of the Shares).

Date of Purchase	Seller	Amount and Name of Securities	Price or Other Consideration

16.	Have you entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of the Shares?

Yes     No

The undersigned consents to the disclosure of the answers to the above in the registration statement.

IN WITNESS WHEREOF, the undersigned executed this Questionnaire on this ___ day of ______, 2006.

(Signature)

(Print Name and Title, if applicable)